Exhibit 99.1

           Navigators Reports Record Fourth Quarter Earnings

    NEW YORK--(BUSINESS WIRE)--Feb. 15, 2006--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $15,310,000 or $0.96 per share for the 2005 fourth quarter based on 16,012,000 diluted shares compared to net income of $10,635,000 or $0.84 per share for the 2004 fourth quarter based on 12,710,000 diluted shares. The 2005 and 2004 fourth quarter results include net realized capital gains of $0.01 per share and $0.02 per share, respectively.
    Net income for the year ended December 31, 2005 was $23,564,000 or $1.73 per share, compared to $34,865,000 or $2.74 per share for the year ended December 31, 2004. Included in these results were net realized capital gains of $0.06 per share and $0.05 per share for the years ended December 31, 2005 and 2004, respectively.
    Gross written premium for the 2005 fourth quarter and year was $184,336,000 and $779,579,000, respectively, compared to $187,390,000 and $696,146,000 for the comparable 2004 year periods. Included in the 2004 fourth quarter gross written premium is approximately $38,129,000 of "reinsurance to close" ("RITC") premium recorded by Lloyd's Syndicate 1221 representing the transfer of assets and liabilities from the participants of the 2002 underwriting year to the 2003 underwriting year in which Navigators had increased its participation to 97.4% from 68.1%. The RITC transaction is recorded as additional gross written and earned premium, losses incurred, loss reserves and receivables all in the same amount, net of applicable ceded reinsurance amounts. There are no gains or losses recorded on the RITC transaction. The comparable 2005 fourth quarter RITC transaction amount was $7,000. Gross written premium for the 2005 fourth quarter and year increased 23% and 18%, respectively, from the comparable 2004 year periods, excluding RITC gross written premiums.
    Net written premium for the 2005 fourth quarter and year was $94,263,000 and $380,659,000, respectively, an increase of 22% from both the 2004 fourth quarter and full year period. Net written premium for the 2005 fourth quarter increased 27% excluding RITC net written premium of $2,500,000 and $12,756,000 recorded in the 2005 and 2004 fourth quarters, respectively, and the reduction of the 2004 fourth quarter net written premium by approximately $7,500,000 for ceded reinsurance premium for a specialty quota share treaty not renewed on March 31, 2005.
    The combined loss and expense ratios for the 2005 fourth quarter and year were 90.0% and 100.9%, respectively, compared to 89.4% and 90.1% for the comparable 2004 periods. The combined loss and expense ratios for the 2005 year and 2004 year were reduced by 1.1 loss ratio points and 1.2 loss ratio points, respectively, resulting from the release of a net loss reserve redundancy of $3.8 million in each of 2005 and 2004, respectively, relating to prior years.
    During the 2005 fourth quarter, the Company settled the two large remaining claims where excess policy limits were exposed to class action suits involved in the manufacturing or distribution of asbestos products. The Company has also withdrawn its demand for arbitration against Equitas after reaching a settlement pursuant to which Equitas, as the Company's excess of loss reinsurer, agreed to reimburse the Company for past and future loss payments in connection with a 2004 settlement of a large asbestos claim. Equitas is a lead reinsurer participating in excess of loss reinsurance agreements for all three settled claims. No significant net gain or loss was recorded as a result of such settlements.
    Navigators' Chief Executive Officer Stan Galanski commented, "Our 2005 earnings were the second highest in our Company's history despite the impact of two of the largest offshore energy catastrophe losses ever to hit the marine insurance industry. We are proud of the performance of our underwriting and claims teams. Absent Hurricanes Katrina and Rita, our results were stellar. We are pleased that our original loss estimates for these two storms continue to appear adequate and to be contained well within our reinsurance program. While we have always emphasized the importance of making an underwriting profit, our increased asset base, coupled with strong cash flow, resulted in 38% growth in our investment income in 2005.
    "Market conditions continue to support profitable growth for all of our business units and we anticipate premium growth for our product lines in 2006. We remain focused on expanding our niche underwriting operations by targeting additional products and seasoned underwriting professionals to help expand our business in the United States and United Kingdom."
    Consolidated cash flow from operations for the 2005 fourth quarter and year ended December 31, 2005 was $70,879,000 and $238,826,000, respectively, compared to $20,743,000 and $162,491,000 for the comparable 2004 periods.
    Net investment income for the 2005 fourth quarter and year was $11,290,000 and $37,069,000, respectively, increases of 53% and 38%
from the 2004 comparable periods. The 2005 fourth quarter increase in net investment income reflects the strong cash flow from operations generated throughout 2005 coupled with the investment of $124 million in net proceeds received in October from the sale of 3,795,000 shares of common stock. The pre-tax investment yields for the 2005 fourth quarter and year were 4.2% and 3.8%, respectively, compared to 3.6% and 3.5% for the comparable 2004 periods.
    Stockholders' equity was $470,238,000 or $28.30 per share at December 31, 2005 compared to $328,578,000 or $25.96 per share at December 31, 2004. Statutory surplus of Navigators Insurance Company was $356,484,000 at December 31, 2005.
    The Company will hold a conference call on Thursday, February 16, 2006 starting at 8:30 a.m. EST to discuss the fourth quarter's results. To access the call, please dial 1-800-591-6930, using confirmation code 16111044. Internationally, the call may be accessed by dialing 617-614-4908 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the February 16th Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.




              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)

                      Three Months Ended      Twelve Months Ended
                         December 31,            December 31,
                      ------------------      ----------------
Financial Highlights     2005    2004   Change   2005    2004   Change
--------------------   -------  ------ ------- -------- ------  ------

Gross written premium $184,336 $187,390   -2% $779,579 $696,146    12%
Net written premium     94,263   77,114   22%  380,659  312,730    22%

Revenues:
 Net earned premium    100,447   86,368   16%  338,551  310,995     9%
 Commission income       1,877    1,146   64%    5,686    4,754    20%
 Investment Income      11,290    7,387   53%   37,069   26,795    38%
 Net realized capital
  gains                    311      334   -7%    1,238      922    34%
 Other income (expense)    849     (704)  NM     2,675     (437)   NM
                      ------------------      ------------------
 Total revenues        114,774   94,531   21%  385,219  343,029    12%
                      ------------------      ------------------

Operating expenses:
 Net losses and loss
  adjustment expenses
  incurred              58,987   49,623   19%  235,655  188,014    25%
 Commission expense     12,168    9,300   31%   42,671   39,140     9%
 Other operating
  expenses              20,586   19,717    4%   73,139   63,783    15%
                      ------------------      ------------------
 Total operating
  expenses              91,741   78,640   17%  351,465  290,937    21%
                      ------------------      ------------------

Income before income
 taxes                  23,033   15,891   45%   33,754   52,092   -35%
                      ------------------      ------------------
Income tax expense
(benefit):
 Current                 8,190    5,610   46%   15,826   19,794   -20%
 Deferred                 (467)    (354)  NM    (5,636)  (2,567)   NM
                      ------------------      ------------------
Income tax expense       7,723    5,256   47%   10,190   17,227   -41%
                      ------------------      ------------------

Net income            $ 15,310 $ 10,635   44% $ 23,564 $ 34,865   -32%
                      ==================      ==================

Per Share Data
--------------

Net income per
 common share:
 Basic                $   0.97 $   0.84   15% $   1.74 $   2.77   -37%
 Diluted              $   0.96 $   0.84   14% $   1.73 $   2.74   -37%

Average shares
 outstanding:
 Basic                  15,856   12,639         13,528   12,598
 Diluted                16,012   12,710         13,657   12,715

Underwriting Ratios
-------------------
Loss Ratio                58.7%    57.5%          69.6%    60.5%
Expense Ratio             31.3%    31.9%          31.3%    29.6%
                      ------------------      ------------------
Combined Ratio            90.0%    89.4%         100.9%    90.1%


Balance Sheet Data                            Dec. 31,  Dec. 31,
------------------                              2005     2004
                                              ------------------
Stockholders' equity                          $470,238 $328,578    43%
Book value per share                            $28.30   $25.96     9%






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                            December 31,  December 31,
                                                2005          2004
                                             ------------ ------------
                                ASSETS
Investments and cash:
 Fixed maturities, available-for-sale,
  at fair value (amortized cost: 2005,
  $986,726; 2004, $713,049)                    $  984,113  $  722,434
 Equity securities, available-for-sale, at fair
  value (cost: 2005, $19,667; 2004, $19,101)       20,911      21,170
 Short-term investments, at cost which
  approximates fair value                         164,047      96,653
 Cash                                              13,165      14,676
                                               ----------- -----------
      Total investments and cash                1,182,236     854,933
                                               ----------- -----------

 Premiums in course of collection                 155,977     176,720
 Commissions receivable                             3,467       3,062
 Prepaid reinsurance premiums                     136,341     130,761
 Reinsurance receivable on paid losses             37,055      20,955
 Reinsurance receivable on unpaid losses and
  loss adjustment expenses                        979,015     502,329
 Net deferred income tax benefit                   28,317      17,348
 Deferred policy acquisition costs                 29,697      23,882
 Accrued investment income                         10,297       7,303
 Goodwill and other intangible assets               7,341       5,282
 Other assets                                      13,506      14,103
                                               ----------- -----------

      Total assets                             $2,583,249  $1,756,678
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Reserves for losses and loss adjustment
  expenses                                     $1,557,991  $  966,117
 Unearned premium                                 316,516     270,970
 Reinsurance balances payable                     180,059     143,427
 Federal income tax payable                         1,274       5,614
 Payable for securities purchased                     823       3,027
 Accounts payable and other liabilities            56,348      38,945
                                               ----------- -----------
      Total liabilities                         2,113,011   1,428,100
                                               ----------- -----------
Stockholders' equity:
 Preferred stock, $.10 par value, authorized
  1,000,000 shares, none issued                         -           -
 Common stock, $.10 par value, 20,000,000
  shares authorized for 2005 and 2004;
  issued and outstanding: 16,616,781 for
  2005 and 12,657,160 for 2004                      1,662       1,266
 Additional paid-in capital                       282,463     154,670
 Retained earnings                                186,901     163,337
 Accumulated other comprehensive income              (788)      9,305
                                               ----------- -----------
      Total stockholders' equity                  470,238     328,578
                                               ----------- -----------

      Total liabilities and stockholders'
       equity                                  $2,583,249  $1,756,678
                                               =========== ===========






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)

Gross Written
 Premium:              Fourth Quarter           Twelve Months
                     ------------------       -----------------
Insurance Companies:    2005     2004  Change   2005     2004   Change
                     ------------------------ ------------------------
Marine               $ 52,188 $ 50,914     3% $233,688 $210,326    11%
Specialty              58,029   39,329    48%  210,483  150,068    40%
Professional
 Liability             26,221   18,973    38%   86,929   70,955    23%
Assumed from Lloyd's     (489)  21,616    NM    (1,555)  26,014    NM
Other (includes run-
 off)                      46       30    NM       136      254    NM
                     ------------------       ------------------
                      135,995  130,862     4%  529,681  457,617    16%
Lloyd's Operations:
Marine                 38,712   62,261   -38%  207,170  230,825   -10%
Professional Liability  1,928        -    NM     6,646        -    NM
Other                   7,224   15,135   -52%   34,567   33,042     5%
                     ------------------       ------------------
                       47,864   77,396   -38%  248,383  263,867    -6%
Intercompany
 elimination              477  (20,868)   NM     1,515  (25,338)   NM
                     ------------------       ------------------
Total                $184,336 $187,390    -2% $779,579 $696,146    12%
                     ==================       ==================

Net Written Premium:    Fourth Quarter           Twelve Months
                     ------------------       -----------------
Insurance Companies:    2005     2004  Change    2005     2004  Change
                     ------------------------ ------------------------
Marine               $ 20,402 $ 18,059    13% $ 88,591 $ 79,278    12%
Specialty              37,208   19,715    89%  145,199   79,944    82%
Professional
 Liability             11,293    7,545    50%   35,626   26,625    34%
Assumed from Lloyd's     (490)  21,608    NM    (1,699)  25,799    NM
Other (includes run-
 off)                     (17)     209    NM        28    1,104    NM
                     ------------------       ------------------
                       68,396   67,136     2%  267,745  212,750    26%
Lloyd's Operations:
Marine                 22,405   11,266    99%   99,797   93,245     7%
Professional Liability    758        -    NM     2,613        -    NM
Other                   2,704   (1,288)   NM    10,504    6,735    56%
                     ------------------       ------------------
                       25,867    9,978   159%  112,914   99,980    13%
                     ------------------       ------------------
Total                 $94,263  $77,114    22% $380,659 $312,730    22%
                     ==================       ==================

Net Earned Premium:     Fourth Quarter           Twelve Months
                     ------------------       -----------------
Insurance Companies:     2005    2004  Change    2005    2004   Change
                     ------------------------ ------------------------
Marine                $25,899  $21,351    21%  $83,499  $80,476     4%
Specialty              35,779   20,710    73%  117,208   86,437    36%
Professional Liability  8,625    6,822    26%   30,118   21,021    43%
Assumed from Lloyd's     (489)  23,160    NM      (809)  39,714    NM
Other (includes run-
 off)                     (16)     210    NM        30    1,111    NM
                     ------------------       ------------------
                       69,798   72,253    -3%  230,046  228,759     1%
Lloyd's Operations:
Marine                 27,989   14,990    87%  102,632   79,908    28%
Professional Liability    529        -    NM     1,240        -    NM
Other                   2,131     (875)   NM     4,633    2,328    99%
                     ------------------       ------------------
                       30,649   14,115   117%  108,505   82,236    32%
                     ------------------       ------------------
Total                $100,447 $ 86,368    16% $338,551 $310,995     9%
                     ==================       ==================





              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                           December 31, 2005
                          ($'s in thousands)

                                                     Parent
                     Insurance  Lloyd's   Navigators    &
                     Companies Operations Agencies   Other(1)  Total
                     --------- ---------- ---------- ------- ---------
Gross premium written $135,995   $47,864               $ 477 $184,336
Net premium written     68,396    25,867                       94,263

Net earned premium      69,798    30,649                      100,447
Net losses and loss
 adjustment expenses   (40,437)  (18,550)                     (58,987)
Commission expense     (18,294)   (4,781)                     (23,075)
Other operating
 expenses               (2,189)   (6,026)                      (8,215)
                    --------------------------------------------------
Underwriting profit      8,878     1,292                       10,170

Commission income            -       741   $12,508   (11,372)   1,877
Investment Income        9,714     1,419        13       144   11,290
Net realized capital
 gains / (losses)          357       (46)        -         -      311
Other income               (13)      872       330      (340)     849
Commission expense                               -    10,907   10,907
Other operating expenses                   (11,732)     (639) (12,371)
                    --------------------------------------------------

Income (loss) before
 income tax expense
 (benefit)              18,936     4,278     1,119    (1,300)  23,033
Income tax expense
 (benefit)               6,035     1,497       646      (455)   7,723
                    --------------------------------------------------
Net Income (loss)     $ 12,901   $ 2,781   $   473     $(845) $15,310
                    ==================================================

Loss and loss expenses
 ratio                    57.9%     60.5%                        58.7%
Commission expense
 ratio                    26.2%     15.6%                        23.0%
Other operating expense
 ratio                     3.2%     19.7%                         8.3%
                       -------------------                    --------
Combined ratio            87.3%     95.8%                        90.0%
                       ===================                    ========

Notes: (1) Includes inter-segment eliminations.






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                           December 31, 2004
                          ($'s in thousands)

                                                     Parent
                     Insurance  Lloyd's   Navigators    &
                     Companies Operations Agencies   Other(1)  Total
                     --------- ---------- ---------- ------- ---------
Gross premium written $130,862   $77,396            $(20,868)$187,390
Net premium written     67,136     9,978                       77,114

Net earned premium      72,253    14,115                       86,368
Net losses and loss
 adjustment expenses   (48,404)   (1,219)                     (49,623)
Commission expense     (16,051)   (3,678)                     (19,729)
Other operating
 expenses               (3,041)   (4,779)                      (7,820)
                     -------------------------------------------------

Underwriting profit      4,757     4,439                        9,196

Commission income            -       394   $11,181   (10,429)   1,146
Investment Income        6,581       801         2         3    7,387
Net realized capital
 gains / (losses)          458      (124)        -         -      334
Other income               (23)     (949)      255        13     (704)
Commission expense                               -    10,429   10,429
Other operating expenses                   (11,967)       70  (11,897)
                     -------------------------------------------------
Income (loss) before
 income tax expense
 (benefit)              11,773     4,561      (529)       86   15,891
Income tax expense
 (benefit)               3,734     1,596        40      (114)   5,256
                     -------------------------------------------------
Net Income (loss)     $  8,039   $ 2,965   $  (569)   $  200  $10,635
                     =================================================

Loss and loss expenses
 ratio                    67.0%      8.6%                        57.5%
Commission expense ratio  22.2%     26.1%                        22.8%
Other operating expense
 ratio                     4.2%     33.9%                         9.1%
                        -------------------                   --------
Combined ratio            93.4%     68.6%                        89.4%
                        ===================                   ========

Notes: (1) Includes inter-segment eliminations.






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                          Twelve Months Ended
                           December 31, 2005
                          ($'s in thousands)

                                                     Parent
                     Insurance  Lloyd's   Navigators    &
                     Companies Operations Agencies   Other(1)  Total
                     --------- ---------- ---------- ------- ---------
Gross premium written $529,681  $248,383             $ 1,515 $779,579
Net premium written    267,745   112,914                      380,659

Net earned premium     230,046   108,505                      338,551
Net losses and loss
 adjustment expenses  (155,293)  (80,362)                    (235,655)
Commission expense     (57,816)  (19,687)                     (77,503)
Other operating
 expenses               (8,759)  (19,766)                     (28,525)
                    --------------------------------------------------

Underwriting profit /
 (loss)                  8,178   (11,310)                      (3,132)

Commission income            -     1,902   $41,547   (37,763)   5,686
Investment Income       31,746     5,061        18       244   37,069
Net realized capital
 gains / (losses)        1,705      (467)        -         -    1,238
Other income               225     1,747     1,043      (340)   2,675
Commission expense                               -    34,832   34,832
Other operating expenses                   (43,678)     (936) (44,614)
                     -------------------------------------------------

Income (loss) before
 income tax expense
 (benefit)              41,854    (3,067)   (1,070)   (3,963)  33,754
Income tax expense
 (benefit)              12,585    (1,074)       65    (1,386)  10,190
                     -------------------------------------------------
Net Income (loss)     $ 29,269  $ (1,993)  $(1,135)  $(2,577) $23,564
                     =================================================

Loss and loss expenses
 ratio                    67.5%     74.1%                        69.6%
Commission expense
 ratio                    25.1%     18.1%                        22.9%
Other operating expense
 ratio                     3.8%     18.2%                         8.4%
                       -------------------                     -------
Combined ratio            96.4%    110.4%                       100.9%
                       ===================                     =======

Notes: (1) Includes inter-segment eliminations.






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                          Twelve Months Ended
                           December 31, 2004
                          ($'s in thousands)

                                                     Parent
                     Insurance  Lloyd's   Navigators    &
                     Companies Operations Agencies   Other(1)  Total
                     --------- ---------- ---------- ------- ---------
Gross premium written $457,617  $263,867            $(25,338)$696,146
Net premium written    212,750    99,980                      312,730

Net earned premium     228,759    82,236                      310,995
Net losses and loss
 adjustment expenses  (149,073)  (38,941)                    (188,014)
Commission expense     (55,120)  (15,588)                     (70,708)
Other operating
 expenses               (7,007)  (14,433)                     (21,440)
                     -------------------------------------------------

Underwriting profit     17,559    13,274                       30,833

Commission income            -     1,257   $35,065  $(31,568)   4,754
Investment Income       24,118     2,645         8        24   26,795
Net realized capital
 gains                   1,164      (242)        -         -      922
Other income               (17)   (1,317)      884        13     (437)
Commission expense                               -    31,568   31,568
Other operating expenses                   (39,281)   (3,062) (42,343)
                     -------------------------------------------------

Income (loss) before
 income tax expense
 (benefit)              42,824    15,617    (3,324)   (3,025)  52,092
Income tax expense
 (benefit)              13,625     5,466      (812)   (1,052)  17,227
                     -------------------------------------------------
Net Income (loss)     $ 29,199  $ 10,151   $(2,512)  $ (1,973) $34,865
                     =================================================

Loss and loss expenses
 ratio                    65.2%     47.4%                        60.5%
Commission expense ratio  24.1%     19.0%                        22.7%
Other operating expense
 ratio                     3.1%     17.6%                         6.9%
                        -------------------                    -------
Combined ratio            92.4%     84.0%                        90.1%
                        ===================                    =======

Notes: (1) Includes inter-segment eliminations.






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                      Three Months Ended December 31, 2005
            ----------------------------------------------------------
                Net    Losses                      Combined Ratio
               Earned  and LAE   Underwriting    ---------------------
Insurance     Premium  Incurred    Expenses      Loss   Expense  Total
Companies: -----------------------------------------------------------

Marine       $ 25,899   $15,723    $ 7,276       60.7%   28.1%   88.8%
Specialty      35,779    21,500     10,350       60.1%   28.9%   89.0%
Professional
 Liability      8,625     3,616      2,747       41.9%   31.8%   73.7%
Assumed from
 Lloyd's         (489)     (661)       114         NM      NM      NM
Other (includes
 run-off)         (16)      259         (4)        NM      NM      NM
            ----------------------------------------------------------
               69,798    40,437     20,483       57.9%   29.4%   87.3%
Lloyd's
 Operations    30,649    18,550     10,807       60.5%   35.3%   95.8%
            ----------------------------------------------------------
Total        $100,447   $58,987    $31,290       58.7%   31.3%   90.0%
            ==========================================================

                       Three Months Ended December 31, 2004
            ----------------------------------------------------------
                Net    Losses                     Combined Ratio
               Earned  and LAE   Underwriting    ---------------------
Insurance     Premium  Incurred    Expenses      Loss   Expense  Total
Companies: -----------------------------------------------------------

Marine        $21,351   $10,471    $ 8,000       49.0%   37.5%   86.5%
Specialty      20,710    12,441      7,876       60.1%   38.0%   98.1%
Professional
 Liability      6,822  4,046      2,927       59.3%   42.9%  102.2%
Assumed from
 Lloyd's       23,160    21,662        364       93.5%    1.6%   95.1%
Other (includes
 run-off)         210      (216)       (75)        NM      NM      NM
            ----------------------------------------------------------
               72,253    48,404     19,092       67.0%   26.4%   93.4%
Lloyd's
 Operations    14,115     1,219      8,457        8.6%   60.0%   68.6%
            ----------------------------------------------------------
Total         $86,368   $49,623    $27,549       57.5%   31.9%   89.4%
            ==========================================================






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                       Twelve Months Ended December 31, 2005
            ----------------------------------------------------------
                Net    Losses                     Combined Ratio
               Earned  and LAE   Underwriting    ---------------------
Insurance     Premium  Incurred    Expenses      Loss   Expense  Total
Companies: -----------------------------------------------------------

Marine       $ 83,499  $ 68,184   $ 22,302       81.7%   26.8%  108.5%
Specialty     117,208    71,139     35,086       60.7%   29.9%   90.6%
Professional
 Liability     30,118    18,292      9,125       60.7%   30.3%   91.0%
Assumed from
 Lloyd's         (809)   (1,552)       589      191.9%  -72.9%  119.0%
Other (includes
 run-off)          30      (770)      (527)        NM      NM       NM
            ----------------------------------------------------------
              230,046   155,293     66,575       67.5%   28.9%   96.4%
Lloyd's
 Operations   108,505    80,362     39,453       74.1%   36.3%  110.4%
            ----------------------------------------------------------
Total        $338,551  $235,655   $106,028       69.6%   31.3%  100.9%
            ==========================================================

               Effect of Hurrs. Katrina and Rita on the Twelve Months
                                 Ended Dec. 31, 2005
           -----------------------------------------------------------
Marine       $ (9,147) $  7,430    $     -       16.1%    2.7%   18.8%
Lloyd's
 Operations    (5,318)   14,858          -       16.6%    1.7%   18.3%
           -----------------------------------------------------------
Total        $(14,465) $ 22,288    $     -        9.2%    1.3%   10.5%
           ===========================================================

                      Twelve Months Ended December 31, 2004
            ----------------------------------------------------------
                Net    Losses                     Combined Ratio
               Earned  and LAE   Underwriting    ---------------------
Insurance     Premium  Incurred    Expenses      Loss   Expense  Total
Companies: -----------------------------------------------------------

Marine      $  80,476  $ 48,163    $24,044       59.8%   29.9%   89.7%
Specialty      86,437    56,992     27,236       65.9%   31.5%   97.4%
Professional
 Liability     21,021    12,627      5,588       60.1%   26.6%   86.7%
Assumed from
 Lloyd's       39,714    30,604      5,327       77.1%   13.4%   90.5%
Other (includes
 run-off)       1,111       687        (68)      61.8%   -6.1%   55.7%
           -----------------------------------------------------------
              228,759   149,073     62,127       65.2%   27.2%   92.4%
Lloyd's
 Operations    82,236    38,941     30,021       47.4%   36.6%   84.0%
           -----------------------------------------------------------
Total        $310,995  $188,014    $92,148       60.5%   29.6%   90.1%
           ===========================================================






              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           Net Loss Reserves
                          ($'s in thousands)

                                               12/31/2005  12/31/2004
                                               ----------- -----------
Insurance Companies:
      Marine                                     $162,644    $130,439
       Specialty                                  193,755     150,347
       Professional Liability                      33,133      19,001
       Assumed from Lloyd's Operations              1,218      37,790
       Other (primarily run-off business)          19,613      22,512
                                               ----------- -----------
       Total Insurance Companies                  410,363     360,089
                                               ----------- -----------
Lloyd's Operations:
       Marine                                     161,262      99,565
       Other                                        7,351       4,134
                                               ----------- -----------
       Total Lloyd's Operations                   168,613     103,699
                                               ----------- -----------
       Total net loss reserves                   $578,976    $463,788
                                               =========== ===========
       Total net case loss reserves              $228,423    $189,746
       Total net IBNR loss reserves               350,553     274,042
                                               ----------- -----------
       Total net loss reserves                   $578,976    $463,788
                                               =========== ===========


                          Asbestos Claim Data
                          ($'s in thousands)

                                     Quarter      Year        Year
                                      Ended       Ended       Ended
Gross of Reinsurance               12/31/2005  12/31/2005  12/31/2004
                                   ----------- ----------- -----------
     Beginning reserve                $74,799     $78,421     $78,472
     Incurred loss & LAE              (17,888)    (17,409)      1,183
     Calendar year payments                73       4,174       1,234
                                   ----------- ----------- -----------
     Ending gross reserves            $56,838     $56,838     $78,421
                                   =========== =========== ===========

Gross case loss reserves              $48,958                 $26,276
Gross IBNR loss reserves                7,880                  52,145
                                   -----------             -----------
     Ending gross reserves            $56,838                 $78,421
                                   ===========             ===========

Net of Reinsurance Beginning reserve  $30,221     $31,394     $32,083
     Incurred loss & LAE                  173         529         405
     Calendar year payments                22       1,551       1,094
                                   ----------- ----------- -----------
     Ending net reserves              $30,372     $30,372     $31,394
                                   =========== =========== ===========

Net case loss reserves                $22,669                  $9,904
Net IBNR loss reserves                  7,703                  21,490
                                   -----------             -----------
     Ending net reserves              $30,372                 $31,394
                                   ===========             ===========





    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President and Chief Financial Officer pmalvasio@navg.com www.navg.com